                                                                   EXHIBIT 99.1


UPS REPORTS STRONG 2Q FINANCIAL PERFORMANCE

PRESS RELEASE

UPS REPORTS STRONG 2Q FINANCIAL PERFORMANCE

UPS REPORTS 13% EARNINGS INCREASE ON 7% REVENUE GAIN

GROWTH IN ALL SEGMENTS PACES QUARTER

ATLANTA, July 22, 2003 - UPS (NYSE:UPS) today reported strong financial performance for the second quarter, with all segments showing growth despite a lackluster economy in the United States and much of the world.

Highlights for the quarter included:

     - Earnings per diluted share increased 13% to $0.61 from $0.54 last year.

     - U.S. package volume increased 1.2%, paced by a 9.1% increase in Next Day Air(R)volume.

     - International profitability increased more than 150%.

     - Non-package profits climbed 34%.

"We're quite pleased with our results this quarter as all units met our expectations," said Scott Davis, UPS's chief financial officer. "We're also seeing each business segment contribute to the success of the other units as we deploy integrated solutions across the supply chain."

For the quarter ended June 30, 2003, revenue totaled $8.23 billion, up 7.1% from the $7.68 billion reported during the same period in 2002. Consolidated operating profit increased 5.1% to $1.08 billion. Net income totaled $692 million, an increase of 13.3% over the prior year's $611 million.

The international segment led the company's results, with revenue increasing 19.8% to $1.37 billion and operating profit surging 154.8% to $158 million. Operating margin for the segment was 11.5%, making this the third consecutive quarter with international operating margins over 10%. Worldwide export volume climbed 6.2%, led by a 15% gain in Asia.

The company attributed its strong international performance to increasing customer acceptance of its broad portfolio of services, favorable currency trends and strong revenue management. During the first quarter, UPS also introduced several new services such as Trade Direct Cross BorderSM, Exchange CollectSM and UPS World EaseSM to help customers simplify their cross-border business.

Within the U.S. domestic segment, revenue increased 3.7% over the prior-year period to $6.12 billion while domestic operating profit fell 7.5% to $832 million. Profits declined mainly due to significant increases in health care and pension costs. Domestic operating margins, while lower than last year, improved over the previous quarter. U.S. volume increased 1.2% to an average of
11.8 million packages per day. Next Day Air volume increased 9.1% to an average of 1.2 million deliveries per day, driven largely by strength in the home mortgage sector. Ground and Deferred package volume also increased over last year.

Davis said the company is encouraged by the momentum in its U.S. business. This is being driven by expanded customer relationships, such as with eBay; technology solutions like CampusShip (a web-based shipping solution that simplifies multiple-location shipping), and improved customer access through The UPS Store network.

The non-package segment saw revenues climb 16% to $731 million and operating profits increase 34% to $90 million compared to the $67 million reported in 2002. The improvement was largely driven by the UPS Supply Chain Solutions unit, which reported revenue of $530 million. During the quarter, this unit announced several significant contracts to help customers manage and synchronize their global supply chains. These included new customers, such as Birkenstock, as well as existing customers, for example Lucent and Silicon Graphics, which expanded services from UPS into new geographies.

Non-package results for the quarter were impacted by the sale of the company's Mail Technologies unit. The transaction reduced this segment's operating income by $24 million, which was more than offset by a $38 million tax benefit, leading to a net gain of $14 million, or $0.01 per diluted share.

"Looking to the third quarter, we expect to see additional improvement in our U.S. domestic segment, with volume growth in the range of 2-to-3%," Davis said. "We also anticipate our international business will continue to show solid growth and the positive trends in our non-package segment should continue."

Davis also said the company expects third quarter earnings to be in the range of $0.58 to $0.62 per diluted share compared to the $0.51 recorded during the period last year. The company remains on track to achieve its targeted earnings growth of 10-to-15% for the full year.

UPS is the world's largest package delivery company and a global leader in supply chain services, offering an extensive range of options for synchronizing the movement of goods, information and funds. Headquartered in Atlanta, Ga., UPS serves more than 200 countries and territories worldwide. UPS's stock trades on the New York Stock Exchange (UPS) and the company can be found on the Web at UPS.com.

# # #

DETAILED FINANCIAL SCHEDULES ARE AVAILABLE ON THE COMPANY'S WEB SITE.

EDITOR'S NOTE: UPS CFO Scott Davis will discuss second quarter results with investors and analysts during a conference call later today at 10:00 a.m.
(EDT). That conference call is open to listeners through a live webcast at www.shareholder.com/ups. To access the call, click on "UPS Q2 Earnings Call."


FOR MORE INFORMATION, CONTACT:

- Norman Black
  Public Relations
  404-828-7593

- Kurt Kuehn
  Investor Relations
  404-828-6977

Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, governmental regulations, our competitive environment, strikes, work stoppages and slowdowns, increases in aviation and motor fuel prices, cyclical and seasonal fluctuations in our operating results, and other risks discussed in the company's Form 10-K and other filings with the Securities and Exchange Commission, which discussions are incorporated herein by reference.

                          UNITED PARCEL SERVICE, INC.
                    SELECTED FINANCIAL DATA - SECOND QUARTER

                                                 QUARTER ENDED JUNE 30,                       CHANGE
                                               --------------------------            -----------------------
                                                2003               2002                 $                %
                                               -------            -------            -------           -----

(financial data in millions,
except per share amounts)

STATEMENT OF INCOME DATA:
Revenue:
  U.S. domestic package                        $ 6,124            $ 5,908            $   216             3.7%
  International package                          1,371              1,144                227            19.8%
  Non-package                                      731                630                101            16.0%
                                               -------            -------            -------
  Total revenue                                  8,226              7,682                544             7.1%

Operating expenses:
  Compensation and benefits                      4,754              4,426                328             7.4%
  Other                                          2,392              2,228                164             7.4%
                                               -------            -------            -------
  Total operating expenses                       7,146              6,654                492             7.4%

Operating profit:
  U.S. domestic package                            832                899                (67)           -7.5%
  International package                            158                 62                 96           154.8%
  Non-package                                       90                 67                 23            34.3%
                                               -------            -------            -------
  Total operating profit                         1,080              1,028                 52             5.1%

Other income (expense):
  Investment income                                 10                 12                 (2)          -16.7%
  Interest expense                                 (38)               (48)                10           -20.8%
                                               -------            -------            -------
  Total other income (expense)                     (28)               (36)                 8            22.2%
                                               -------            -------            -------
Income before income taxes                       1,052                992                 60             6.0%

Income taxes                                       360                381                (21)          -5.5%
                                               -------            -------            -------
Net income                                     $   692            $   611            $    81            13.3%
                                               =======            =======            =======


Net income as a percentage of revenue              8.4%               8.0%

Per share amounts
  Basic earnings per share                     $  0.61            $  0.55
  Diluted earnings per share                   $  0.61            $  0.54

Weighted average shares outstanding
   Basic                                         1,127              1,118
   Diluted                                       1,136              1,131


Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.
                    SELECTED OPERATING DATA - SECOND QUARTER


                                                       QUARTER ENDED JUNE 30,                    CHANGE
                                                      ------------------------          ----------------------
                                                        2003            2002               $                %
                                                      -------          -------          -------           ----

REVENUE (IN MILLIONS):
U.S. domestic package:
   Next day air                                       $ 1,387          $ 1,336          $    51            3.8%
   Deferred                                               716              695               21            3.0%
   Ground                                               4,021            3,877              144            3.7%
                                                      -------          -------          -------
      Total U.S. domestic package                       6,124            5,908              216            3.7%
International package:
   Domestic                                               274              229               45           19.7%
   Export                                                 992              803              189           23.5%
   Cargo                                                  105              112               (7)          -6.3%
                                                      -------          -------          -------
      Total International package                       1,371            1,144              227           19.8%
Non-package:
    UPS Supply Chain Solutions                            530              457               73           16.0%
    Other                                                 201              173               28           16.2%
                                                      -------          -------          -------
       Total Non-package                                  731              630              101           16.0%
                                                      -------          -------          -------
Consolidated                                          $ 8,226          $ 7,682          $   544            7.1%
                                                      =======          =======          =======

Memo: Gross revenue
     UPS Supply Chain Solutions                       $   981          $   765          $   216           28.2%

Consolidated volume (in millions)                         833              823               10            1.2%

Operating weekdays                                         64               64

AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):
U.S. domestic package:
   Next day air                                         1,179            1,081               98            9.1%
   Deferred                                               862              844               18            2.1%
   Ground                                               9,776            9,749               27            0.3%
                                                      -------          -------          -------
      Total U.S. domestic package                      11,817           11,674              143            1.2%
International package:
   Domestic                                               742              755              (13)          -1.7%
   Export                                                 461              434               27            6.2%
                                                      -------          -------          -------
      Total International package                       1,203            1,189               14            1.2%
                                                      -------          -------          -------
Consolidated                                           13,020           12,863              157            1.2%
                                                      =======          =======          =======

AVERAGE REVENUE PER PIECE:
U.S. domestic package:
   Next day air                                       $ 18.38          $ 19.31          $ (0.93)          -4.8%
   Deferred                                             12.98            12.87             0.11            0.9%
   Ground                                                6.43             6.21             0.22            3.5%
      Total U.S. domestic package                        8.10             7.91             0.19            2.4%
International package:
   Domestic                                              5.77             4.74             1.03           21.7%
   Export                                               33.62            28.91             4.71           16.3%
      Total International package                       16.44            13.56             2.88           21.2%
Consolidated                                          $  8.87          $  8.43          $  0.44            5.2%
                                                      =======          =======          =======


Certain prior year amounts have been reclassified to conform to the current year presentation.

                          UNITED PARCEL SERVICE, INC.
                  SELECTED FINANCIAL DATA - JUNE YEAR-TO-DATE


                                                                  SIX MONTHS ENDED JUNE 30,                        CHANGE
                                                                 ----------------------------            ------------------------
                                                                   2003                2002                 $                 %
                                                                 --------            --------            --------           -----
(financial data in millions,
except per share amounts)
STATEMENT OF INCOME DATA:
Revenue:
  U.S. domestic package                                          $ 12,144            $ 11,811            $    333             2.8%
  International package                                             2,673               2,198                 475            21.6%
  Non-package                                                       1,424               1,252                 172            13.7%
                                                                 --------            --------            --------           -----
  Total revenue                                                    16,241              15,261                 980             6.4%

Operating expenses:
  Compensation and benefits                                         9,462               8,880                 582             6.6%
  Other                                                             4,754               4,406                 348             7.9%
                                                                 --------            --------            --------           -----
  Total operating expenses                                         14,216              13,286                 930             7.0%

Operating profit:
  U.S. domestic package                                             1,536               1,761                (225)          -12.8%
  International package                                               292                  92                 200           217.4%
  Non-package                                                         197                 122                  75            61.5%
                                                                 --------            --------            --------           -----
  Total operating profit                                            2,025               1,975                  50             2.5%

Other income (expense):
  Investment income (loss)                                            (28)                 24                 (52)          -216.7%
  Interest expense                                                    (63)                (91)                 28           -30.8%
                                                                 --------            --------            --------           -----
  Total other income (expense)                                        (91)                (67)                (24)          -35.8%

Income before income taxes                                          1,934               1,908                  26             1.4%

Income taxes                                                          631                 734                (103)          -14.0%

FAS 142 cumulative adjustment, net                                     --                 (72)                 72             N/A
                                                                 --------            --------            --------           -----
Net income                                                       $  1,303            $  1,102            $    201            18.2%
                                                                 ========            ========            ========

Non-recurring items:
 FAS 142 cumulative adjustment, net                                    --                  72                 (72)            N/A
                                                                 --------            --------            --------           -----
As adjusted net income exclusive of non-recurring items          $  1,303            $  1,174            $    129            11.0%
                                                                 ========            ========            ========

As adjusted net income as a percentage of revenue                     8.0%                7.7%

Per share amounts
  Basic earnings per share                                       $   1.16            $   0.99
  Diluted earnings per share                                     $   1.15            $   0.97

As adjusted per share amounts
  Basic earnings per share                                       $   1.16            $   1.05
  Diluted earnings per share                                     $   1.15            $   1.04

Weighted average shares outstanding
   Basic                                                            1,126               1,118
   Diluted                                                          1,136               1,132


Certain prior year amounts have been reclassified to conform to the current year presentation.

                          UNITED PARCEL SERVICE, INC.
                  SELECTED OPERATING DATA - JUNE YEAR-TO-DATE


                                                     SIX MONTHS ENDED JUNE 30,                    CHANGE
                                                     -------------------------          ----------------------
                                                       2003             2002               $                %
                                                     --------          -------          -------           ----

REVENUE (IN MILLIONS):
U.S. domestic package:
   Next day air                                       $ 2,740          $ 2,649          $    91            3.4%
   Deferred                                             1,414            1,395               19            1.4%
   Ground                                               7,990            7,767              223            2.9%
                                                     --------          -------          -------
      Total U.S. domestic package                      12,144           11,811              333            2.8%
International package:
   Domestic                                               540              451               89           19.7%
   Export                                               1,932            1,540              392           25.5%
   Cargo                                                  201              207               (6)          -2.9%
                                                     --------          -------          -------
      Total International package                       2,673            2,198              475           21.6%
Non-package:
    UPS Supply Chain Solutions                          1,030              917              113           12.3%
    Other                                                 394              335               59           17.6%
                                                     --------          -------          -------
       Total Non-package                                1,424            1,252              172           13.7%
                                                     --------          -------          -------
Consolidated                                          $16,241          $15,261          $   980            6.4%
                                                      =======          =======          =======

Memo: Gross revenue
     UPS Supply Chain Solutions                         1,893            1,469          $   424           28.9%

Consolidated volume (in millions)                       1,659            1,655                4            0.2%

Operating weekdays                                        127              127

AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):
U.S. domestic package:
   Next day air                                         1,157            1,086               71            6.5%
   Deferred                                               853              861               (8)          -0.9%
   Ground                                               9,828            9,890              (62)          -0.6%
                                                     --------          -------          -------
      Total U.S. domestic package                      11,838           11,837                1            0.0%
International package:
   Domestic                                               759              767               (8)          -1.0%
   Export                                                 466              430               36            8.4%
                                                     --------          -------          -------
      Total International package                       1,225            1,197               28            2.3%
                                                     --------          -------          -------
Consolidated                                           13,063           13,034               29            0.2%
                                                      =======          =======          =======

AVERAGE REVENUE PER PIECE:
U.S. domestic package:
   Next day air                                       $ 18.65          $ 19.21          $ (0.56)          -2.9%
   Deferred                                             13.05            12.76             0.29            2.3%
   Ground                                                6.40             6.18             0.22            3.6%
      Total U.S. domestic package                        8.08             7.86             0.22            2.8%
International package:
   Domestic                                              5.60             4.63             0.97           21.0%
   Export                                               32.65            28.20             4.45           15.8%
      Total International package                       15.89            13.10             2.79           21.3%
Consolidated                                          $  8.81          $  8.34          $  0.47            5.6%
                                                      =======          =======          =======


Certain prior year amounts have been reclassified to conform to the current year presentation.